UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 22, 2002

               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
            (Exact name of registrant as specified in its charter)


         California                  0-11723                  94-2883067
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


           55 Beattie Place
         Post Office Box 1089
   Greenville, South Carolina  29602                            29602
(Address of principal executive offices)                     (Zip Code)


                                 (864) 239-1000
                         (Registrant's telephone number)

                                       N/A

        (Former Name or former address, if changed since last report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated August 22, 2002 (filed with the Securities and Exchange Commission on September 5, 2002), as set forth in the pages attached hereto.

Item 7.     Financial Statements and Exhibits

(a) and (b) FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet
      (Unaudited) as of June 30, 2002................................   4
Pro Forma Consolidated Income Statement
      (Unaudited) for the six months ended June 30, 2002.............   5
Pro Forma Consolidated Income Statement
      (Unaudited) for the year ended December 31, 2001...............   6

Notes to Pro Forma Consolidated Financial Information.................. 7

Report of Independent Auditors.......................................   8

Combined Statements of Revenues and Certain Expenses for the six months ended June 30, 2002 (unaudited) and the years ended
      December 31, 2001, 2000 and 1999................................  9

Notes to Consolidated Statements of Revenues and Certain Expenses...... 10

(c) EXHIBITS

      None.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2


                                 By:      ConCap Equities, Inc.
                                          Its General Partner


                                 By:      /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President and Director


                                 Date:    November 5, 2002

                 PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The unaudited pro forma consolidated balance sheet of Consolidated Capital Institutional Properties/2 ("CCIP/2" or the "Partnership") as of June 30, 2002 has been prepared as if the Partnership's acquisition of the fee interest in three properties (Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments) had been consummated on June 30, 2002. The unaudited pro forma consolidated income statements for the year ended December 31, 2001 and the six months ended June 30, 2002 are presented as if the Partnership's acquisition of the three properties occurred on January 1, 2001 and the effect was carried forward through the year and the six month period.

On August 22, 2002, the general partner of CCIP/2 executed and filed deeds in lieu of foreclosure on two of the properties of Consolidated Capital Equity Properties/2 ("CCEP/2"): Canyon Crest Apartments and Highcrest Townhomes. In addition, on August 28, 2002, the general partner of CCIP/2 executed and filed a deed in lieu of foreclosure on Windemere Apartments.

The pro forma consolidated financial statements do not represent what the Partnership's financial position or results of operations would have been assuming the completion of the Partnership's acquisition of the three properties had occurred on January 1, 2001 and period indicated, nor do they project the Partnership's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Partnership's 2001 Annual Report on Form 10-K and the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2002
                                   (UNAUDITED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                             CCIP/2                         Partnership
                                           HISTORICAL      ACQUISITION        PROFORMA
                                              (A)              (B)            ADJUSTED
Assets
Cash and cash equivalents                     $   41            $ 450            $ 491
Receivables and deposits                          --              106              106
Restricted escrows                                --              105              105
Other assets                                      21               85              106
Investment in Master Loan to
  affiliate                                   44,779          (35,526) (C)       9,253
Less: Allowance for impairment loss          (24,329)          24,329  (C)          --
                                              20,450          (11,197)           9,253

Investment in affiliated partnerships             --              918              918
Investment properties:
  Land                                            --           10,079           10,079
  Building and related personal
    property                                      --           16,921           16,921
                                                  --           27,000           27,000
Less: Accumulated depreciation                    --               --               --
                                                  --           27,000           27,000
                                            $ 20,512         $ 17,467         $ 37,979
Liabilities and Partners' (Deficit)
  Capital
Liabilities
  Accounts payable                            $   --             $ 60             $ 60
  Tenant security deposit liabilities             --              109              109
  Accrued property taxes                          --              317              317
  Due to affiliates                            5,223               --            5,223
  Other liabilities                               61              133              194
  Distribution payable                           141               --              141
  Mortgage notes payable                          --           15,900           15,900
     Total Liabilities                         5,425           16,519           21,944

Partners' (Deficit) Capital
  General Partner                               (372)               9             (363)
  Limited partners (909,123.60 units
    issued and outstanding)                   15,459              939           16,398
                                              15,087              948 (D)       16,035

                                            $ 20,512         $ 17,467         $ 37,979

                 The accompanying notes are an integral part of
                      these pro forma financial statements.


               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2002
                                 (UNAUDITED)
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                   CCIP/2                                   PARTNERSHIP
                                 HISTORICAL  ACQUISITION      PROFORMA        PROFORMA
                                    (A)          (B)         ADJUSTMENTS      ADJUSTED
Revenues
Rental income                       $ --       $ 2,251          $   --           $ 2,251
Reduction of provision for
  impairment loss                   3,800           --          (3,800) (C)         --
Other income                            1          258              --             259
     Total revenues                 3,801        2,509          (3,800)          2,510

Expenses
  Operating                            --          857              --             857
  General and administrative          271           --             31 (D)          302
  Depreciation                         --           --            380 (E)          380
  Interest                             53          609             --             662
  Property taxes                       --          233             --             233
     Total expenses                   324        1,699            411           2,434

Net income (loss)                 $ 3,477       $ 810         $(4,211)          $ 76

Net income (loss) allocated
  to general partner (1%)           $ 35         $ 8           $ (42)           $ 1
Net income (loss) allocated
  to limited partners (99%)         3,442          802         (4,169)             75

Net income (loss)                 $ 3,477       $ 810         $(4,211)          $ 76

Net income (loss) per limited
  partnership unit                 $ 3.79       $ 0.88        $ (4.59)         $ 0.08


                 The accompanying notes are an integral part of
                      these pro forma financial statements.


               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (UNAUDITED)
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                   CCIP/2                                    PARTNERSHIP
                                 HISTORICAL  ACQUISITION      PROFORMA        PROFORMA
                                    (A)          (B)        ADJUSTMENTS       ADJUSTED
Revenues
Rental income                       $ --       $ 4,540          $ --           $ 4,540
Interest income on
  investment in Master Loan
  to affiliate                        904           --           (904) (C)          --
Reduction of provision for
  impairment loss                   1,000           --         (1,000) (D)          --
Other income                           30          438             --              468
     Total revenues                 1,934        4,978         (1,904)           5,008

Expenses
  Operating                            --        1,831             --            1,831
  General and administrative          513           --             42 (E)          555
  Depreciation                         --           --            760 (F)          760
  Interest                             --        1,235             --            1,235
  Property taxes                       --          442             --              442
     Total expenses                   513        3,508            802            4,823

Net income (loss)                 $ 1,421      $ 1,470        $(2,706)          $ 185

Net income (loss) allocated
  to general partner (1%)           $ 14        $ 15           $ (27)            $ 2
Net income (loss) allocated
  to limited partners (99%)         1,407        1,455         (2,679)             183

Net income (loss)                 $ 1,421      $ 1,470        $(2,706)          $ 185

Net income (loss) per
  limited partnership unit         $ 1.55      $ 1.60         $ (2.95)         $ 0.20

                 The accompanying notes are an integral part of
                      these pro forma financial statements.


               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2

      NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2002

(A) Reflects the consolidated balance sheet of CCIP/2 reported on the Quarterly Report Form 10-Q at June 30, 2002.

(B) Reflects the assets and liabilities valuation of the three properties (Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments) at June 30, 2002.

(C) The write off of the portion of the investment in the Master Loan to CCEP/2 related to the three properties foreclosed on by the Partnership.

(D) Reflects gain on foreclosure as a result of recording the assets and liabilities of the three properties at their respective fair values.

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                         SIX MONTHS ENDED JUNE 30, 2002

(A) Reflects the consolidated statement of income of CCIP/2 for the six month period ended June 30, 2002 as reported on the Partnership's Quarterly Report on Form 10-Q.

(B) Reflects the historical operations of the three properties for the six months ended June 30, 2002.

(C) Reflects elimination of reduction of provision for impairment loss on the Master Loan as all of the properties which serve as collateral for the Master Loan have either been or will be foreclosed upon.

(D)   Reflects General Partner Reimbursements for the three properties.

(E) Reflects straight line depreciation for Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments based on estimated useful lives of 30 years, for buildings and five years for furniture, fixtures and equipment.

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                          YEAR ENDED DECEMBER 31, 2001

(A) Reflects the consolidated statement of income of CCIP/2 for the year ended December 31, 2001 as reported on the Partnership's Annual Report on Form 10-K.

(B) Reflects the historical operations of the three properties for the year ended December 31, 2001.

(C) Reflects elimination of Master Loan balance and related interest income due to the acquisition through foreclosure on the collateral for the loan. All interest income was eliminated due to the impending foreclosure of the remaining property which serves as collateral for the loan.

(D) Reflects elimination of reduction of provision for impairment loss on the Master Loan as all of the properties which serve as collateral for the Master Loan have either been or will be foreclosed upon.

(E)   Reflects General Partner Reimbursements for the three properties.

(F) Reflects straight line depreciation for Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments based on estimated useful lives of 30 years for buildings and five years for furniture, fixtures and equipment.

           Report of Ernst & Young LLP, Independent Auditors


The Partners
Consolidated Capital Institutional Properties/2

We have audited the accompanying combined statements of revenues and certain expenses of Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments (the "Properties") as described in Note 1 for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses was prepared using the basis of accounting described in Note 1 for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Consolidated Capital Institutional Properties/2, and are not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties, as described in Note 1 for the years ended December 31, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States.



                                                          /s/Ernst & Young LLP

October 31, 2002
Greenville, South Carolina

      Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments

              Combined Statements of Revenues and Certain Expenses

           Years Ended December 31, 2001, 2000 and 1999 and Unaudited
                         Six Months Ended June 30, 2002

                                 (In thousands)


                                Six Months
                                   Ended                Year Ended December 31
                               June 30, 2002        2001          2000         1999
                                (Unaudited)
Revenues:
  Rental income                   $ 2,251         $ 4,540        $ 4,324      $ 4,337
  Other income                        258             438            370          197
  Total revenue                     2,509           4,978          4,694        4,534

Certain expenses:
  Advertising                          41              93            116           95
  Utilities                           200             434            387          341
  Management fees                     125             268            237          228
  Salaries and benefits               209             482            466          520
  Repairs and maintenance             172             328            411          342
  Insurance                            48              76             49           50
  Other operating expenses             62             150            132          107
  Interest expense                    609           1,235            766          660
  Property tax expense                233             442            436          496
  Loss on refinancing                  --              --            475           --
  Total expenses                    1,699           3,508          3,475        2,839

Revenues in excess of
  certain expenses                 $ 810          $ 1,470        $ 1,219      $ 1,695


See accompanying notes.

      Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments

          Notes to Combined Statements of Revenues and Certain Expenses

                Years Ended December 31, 2001, 2000 and 1999 and
                    Unaudited Six Months Ended June 30, 2002

1.    Basis of Presentation

The accompanying combined statements of revenues and certain expenses relate to the operations of Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments (the "Properties"). The financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined statements of revenues and certain expenses exclude certain items that may not be comparable to the proposed future operations of the Properties, primarily depreciation expense. Consequently, the financial statements are not representative of the actual operations of the Properties for the periods presented, nor are they indicative of future operations.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Properties generally lease apartment units for twelve-month terms or less. Rental income attributable to leases is recognized monthly as it is earned. The Properties will offer rental concessions during particularly slow months or in response to heavy competition from other similar complexes in the area. Concessions are charged to income as earned.

Advertising

The properties expense the cost of advertising as incurred.

Use of Estimates

The preparation of combined statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.    Interim Unaudited Financial Information

The financial statement for the six months ended June 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

4.    Refinancings

During 2000, the mortgage indebtedness for Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments was refinanced. The refinancings replaced indebtedness of $9,000,000 with new indebtedness of $16,475,000. The indebtedness carries stated interest rates of 7.10% to 7.83%. Principal and interest payments are due on the indebtedness monthly until maturity in 2010 for Highcrest Townhomes and Windemere Apartments and in 2011 for Canyon Crest Apartments, at which time balloon payments are due. A loss on refinancing was recorded associated with these Properties of approximately $475,000, due to write-off of unamortized loan costs and prepayment penalties.

      Canyon Crest Apartments, Highcrest Townhomes and Windemere Apartments

          Notes to Combined Statements of Revenues and Certain Expenses



5.    Related Party Transactions

Affiliates of the Properties are entitled to receive 5% of gross receipts from the Properties for providing property management services. The Properties paid to such affiliates approximately $268,000, $237,000 and $228,000 for the years ended December 31, 2001, 2000 and 1999, respectively and approximately $125,000 for the six months ended June 30, 2002.